VIA EDGAR

June 13, 2013

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Touchstone Strategic Trust
File Nos. 002-80859 and 811-03651

Ladies and Gentlemen:

On behalf of Touchstone Strategic Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors that risk/return summary information as supplemented, dated May 31, 2013, to the Prospectus dated November 30, 2012, for the Touchstone Strategic Income Fund (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated May 31, 2013 (Accession No. 0001104659-13-046156) in XBRL for the Fund.

If you have any questions about this matter please contact Elizabeth Freeman at 617-248-3631.

Very truly yours,

TOUCHSTONE STRATEGIC TRUST

/s/Jill McGruder

Jill McGruder

President